UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 15, 2003
(Date of Report)

February 18, 2003
(Date of earliest event reported)

INVESTORS REAL ESTATE TRUST

(Exact name of registrant as specified in its charter)

North Dakota (State or other jurisdiction of incorporation)	0-14851 (Commission File Number)	45-0311232 (IRS Employer Identification Number)

12 South Main Street, Suite 100, Minot, ND (Address of principal executive offices)	58701 (Zip Code)

(701) 837-4738
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

     The undersigned Registrant hereby amends its Current Report on Form 8-K dated February 1, 2003, which was filed with the Securities and Exchange Commission on February 18, 2003, to include the financial statements required by Item 7 (a) of Form 8-K and the pro forma financial information required by Item 7 (b) of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on Page F-1 of this Form 8-K/A.

(b)	Pro Forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

(c)	Exhibits

None

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By:	/s/ Thomas A. Wentz, Jr.

Thomas A. Wentz, Jr. Senior Vice President & General Counsel

April 15, 2003

INDEX TO FINANCIAL STATEMENTS
AND PRO FORMA FINANCIAL INFORMATION

T. F. James Company
Independent Auditor’s Report	F-2
Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended September 30, 2002	F-3
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended September 30, 2002	F-4
Unaudited Estimated Taxable Operating Results	F-6
Unaudited Consolidated Balance Sheet as of January 31, 2003	F-7
Pro Forma Consolidated Statement of Operations for the Nine Months Ended January 31, 2003	F-8
Pro Forma Consolidated Statement of Operations for the Twelve Months Ended April 30, 2002	F-9

Independent Auditor’s Report

To the Board of Trustees of Investors Real Estate Trust

     We have audited the accompanying Consolidated Historical Summary of Gross Income and Direct Operating Expenses of T. F. James Company and Subsidiary (“Historical Summary”) for the year ended September 30, 2002. This Consolidated Historical Summary is the responsibility of the management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Consolidated Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Consolidated Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Consolidated Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Consolidated Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 3, and is not intended to be a complete presentation of T. F. James Company and Subsidiary revenue and expenses.

     In our opinion, the Consolidated Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 3 of T. F. James Company and Subsidiary for the year ended September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

Brady, Martz, and Associates, P.C.

Minot, North Dakota
April 10, 2003

T. F. James Company and Subsidiary Consolidated Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended September 30, 2002

			T. F. James	IRET-
	Consolidated	Eliminations	Company	Westlake, Inc.

REVENUES
Sales and Rental Income	$7,444,967	$(42,000)	$6,442,209	$1,044,758
Less Cost of Sales	835,287	0	0	835,287

Gross Profit and Rental Income	$6,609,680	$(42,000)	$6,442,209	$209,471
OPERATING EXPENSES
Interest	$2,569,074	$0	$2,569,074	$0
Utilities, Maintenance and Other Expenses	292,683	0	292,683	0
Real Estate Taxes	178,371	0	178,371	0
General and Administration	247,432	(42,000)	65,676	223,756

Total expenses	$3,287,560	$(42,000)	$3,105,804	$223,756

INCOME BEFORE OTHER INCOME	$3,322,120	$0	$3,336,405	$(14,285)
Other Income, Net	96,530	0	96,530	0

NET INCOME	$3,418,650	$0	$3,432,935	$(14,285)

     The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

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T. F. James Company and Subsidiary Notes to Consolidated Historical Summary of Gross Income and Direct Operating Expenses for the Year Ended September 30, 2002

Note 1.	Nature of Business
T. F. James Company is a privately held Iowa corporation primarily engaged in the development and ownership of retail and commercial real estate in Minnesota and surrounding states. The company office is located at 21500 Highway 7, Greenwood, Minnesota. The company owns and manages approximately 52 retail and commercial real estate properties containing approximately 807,154 square feet of rentable space as well as eight underdeveloped or primarily vacant parcels of real estate. IRET-Westlake, Inc., formerly known as Westlake Liquor, Inc., a wholly owned subsidiary, is engaged in retail sales of offsale liquors. On February 1, 2003, the T. F. James Company and Subsidiary merged into IRET, Inc., the wholly owned subsidiary of Investors Real Estate Trust

Note 2.	Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany transactions and accounts have been eliminated in consolidation

Note 3.	Basis of Presentation
IRET, Inc., purchased T. F. James Company February 1, 2003. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of T. F. James Company, exclusive of the following expenses, which may not be comparable to the proposed future operations:

(a) depreciation of property and equipment
(b) professional expenses
(c) certain salary and benefits
(d) revenues and expenses of property not acquired
(e) trustee fees
(f) various administrative expenses

Note 4.	Summary of Significant Accounting Policies
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

Capitalization Policy — Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs, which do not add to the value or extend useful lives, are charged to expense as incurred

Revenue Recognition — Rental revenue is recognized on the straight-line basis, which averages minimum rents over the terms of the leases. All leases are classified as operating leases and expire at various dates prior to April 4, 2027. The following is a schedule by years of future actual minimum rents receivable on non-cancelable operating leases in effect as of September 30, 2002.

T. F. James Company and Subsidiary Notes to Consolidated Historical Summary of Gross Income and Direct Operating Expenses — continued

Year	Amount

2003	$6,058,524
2004	5,657,374
2005	5,147,224
2006	4,828,224
2007	4,432,224
Thereafter	14,798,387

Total	$40,921,957

Expense Reimbursement – Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. T. F. James Company receives payments for these reimbursements from substantially all its multi-tenant commercial tenants throughout the year based on estimates. Differences between estimated recoveries and the final billed amounts, which are immaterial, are recognized in the subsequent year

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T. F. James Company Unaudited Estimated Taxable Operating Results

The table below represents estimated taxable operating results of T. F. James Company, Greenwood, Minnesota, for the first twelve-month period of the acquisition.

Cash Flow Projections

Rental Revenue	$7,087,746
Direct Operating Expense	-1,306,085
Interest Expense	-2,590,030
Administrative Expense	-657,880
Principal Mortgage Reduction	-1,659,895

OPERATING CASH FLOW	$873,856

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INVESTORS REAL ESTATE TRUST
Unaudited Consolidated Balance Sheet as of January 31, 2003

	IRET	T. F. James
	Consolidated	Consolidated
	01/31/03	02/01/03	Pro Forma
	Unaudited(1)	Unaudited	Consolidated(2)

ASSETS
Real Estate Investments
Property Owned	$838,880,283	$69,217,945	$908,098,228
Less Accumulated Depreciation	(71,192,670)	0	(71,192,670)

	$767,687,613	$69,217,945	$836,905,558
Mortgage Loans Receivable	5,279,735	0	5,279,735

Total Real Estate Investments	$772,967,348	$69,217,945	$842,185,293

OTHER ASSETS
Cash	$17,930,052	$356,348	$18,286,400
Marketable Securities-Available for sale	3,070,897	0	3,070,897
Rent Receivable, Net	4,440,528	0	4,440,528
Real Estate Deposits	214,100	0	214,100
Notes Receivable Related Party	0	0	0
Prepaid and Other Assets	790,034	584,722	1,374,756
Tax, Insurance and Other Escrow	7,985,040	151,547	8,136,587
Deferred Charges and Leasing Costs	4,687,548	1,330,175	6,017,723
Furniture & Fixtures, Net	639,338	0	639,338
Goodwill	1,440,817	0	1,440,817

TOTAL ASSETS	$814,165,702	$71,640,737	$885,806,439

LIABILITIES
Accounts Payable and Accrued Expenses	$22,054,937	$3,012,572	$25,067,509
Notes Payable	0	3,169,588	3,169,588
Mortgages Payable	504,879,656	31,898,856	536,778,512
Investment Certificates Issued	11,798,340	0	11,798,340

TOTAL LIABILITIES	$538,732,933	$38,081,016	$576,813,949

Minority Interest in Partners	$14,248,864	$0	$14,248,864
Minority Interest of Unitholders in Operating Partnership 10,155,540 on 01/31/03 9,636,247 on 04/30/02	$81,035,331	$0	$81,035,331

SHAREHOLDERS’ EQUITY
Shares of Beneficial Interest 32,415,937 on 01/31/03 27,847,079 on 04/30/02	$204,350,743	$33,559,721	$237,910,464
Accumulated Distributions in Excess of Net Income	(24,202,169)	0	(24,202,169)

Total Shareholder’s Equity	$180,148,574	$33,559,721	$213,708,295

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$814,165,702	$71,640,737	$885,806,439

(1)	Reflects the Company’s Consolidated Balance Sheet as of January 31, 2003, as reported on Form 10-Q.

(2)	The balance sheet reflects the acquisition of the T. F. James Company and twelve real estate properties that were acquired during the nine months ended January 31, 2003.

Investors Real Estate Trust
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended January 31, 2003, and Twelve Months Ended April 30, 2002

     The unaudited pro forma Consolidated Statement of Operations for the nine months ended January 31, 2003, and for the year ended April 30, 2002, is presented as if the acquisitions (1)(3)(4) had occurred on May 1, 2001. The unaudited pro forma Consolidated Statement of Operations for the nine months ended January 31, 2003, and for the twelve months ended April 30, 2002, is not necessarily indicative of what the actual results of operations would have been assuming the transactions had occurred as of the beginning of the period presented, nor does it purport to represent the results of operations for future periods.

Pro Forma Consolidated Statement of Operations for Nine Months Ended January 31, 2003 (unaudited)

				Acquisitions
	Nine Months			Per 8-K/A	Total
	Ended	T. F. James	Insignificant	filed	Consolidated
	January 2003	Company(1)(2)	Acquisitions(3)	13-Dec-02(4)	Pro Forma

REVENUE
Real estate rentals	$87,301,502	$5,315,810	$1,399,228	$4,052,163	$98,068,703
Discounts, fees and other income	165,668	0	0	0	165,668

Total Revenue	$87,467,170	$5,315,810	$1,399,228	$4,052,163	$98,234,371

EXPENSES
Interest	$27,134,538	$1,942,523	$446,250	$1,276,729	$30,800,040
Depreciation	14,081,207	789,845	254,377	532,416	15,657,845
Utilities and maintenance	14,312,632	699,994	388,004	633,055	16,033,685
Real estate taxes	9,918,486	190,428	99,605	579,212	10,787,731
Insurance	1,573,435	89,142	14,502	76,054	1,753,133
Property management expenses	5,894,498	0	60,678	113,849	5,894,498
Property management related party	371,634	0	0	0	371,634
Administrative expenses	1,359,360	493,410	0	0	1,852,770
Advisory and trustee services	85,155	0	0	0	85,155
Operating expenses	747,107	0	0	0	747,107
Amortization	494,161	0	0	0	494,161

Total Expenses	$75,972,213	$4,205,342	$1,263,416	$3,211,315	$84,652,286

Non-Operating Income	$688,127	$0	$0	$0	$688,127
Income before gain/loss on properties and minority interest	$12,183,084	$1,110,468	$135,812	$840,848	$14,270,212
Gain on sale of properties	315,342	0	0	0	315,342
Minority interest portion – Other Partnership	(673,550)	0	0	0	(673,550)
Minority Interest portion – Operating Partnership	(2,928,754)	(265,402)	(32,459)	(205,167)	(3,431,782)

Income from continued operations	$8,896,122	$845,066	$103,353	$635,681	$10,480,222

Discontinued Operations, net	$(448,577)	$0	$0	$0	$(448,577)

Net Income	$8,447,545	$845,066	$103,353	$635,681	$10,031,645

Net income per share (basic and diluted)	$0.25	$0.02	$0.00	$0.02	$0.29
Weighted Average Shares	34,931,780	34,931,780	34,931,780	34,931,780	34,931,780

Pro Forma Consolidated Statement of Operations for Twelve Months Ended April 30, 2002 (unaudited)

				Acquisitions
	Twelve Months			Per 8-K/A	Total
	Ended	T. F. James	Insignificant	filed	Consolidated
	January 2002	Company(1)(2)	Acquisitions(3)	13-Dec-02(4)	Pro Forma

REVENUE
Real estate rentals	$91,738,602	$7,087,746	$1,865,637	$12,817,316	$113,509,301
Discounts, fees and other income	215,344	0	0	0	1,215,344

Total Revenue	$91,953,946	$7,087,746	$1,865,637	$12,817,316	$113,724,645

EXPENSES
Interest	$30,604,846	$2,590,030	$595,000	$4,053,533	$37,843,409
Depreciation	15,515,168	1,053,127	339,169	1,726,755	18,634,219
Utilities and maintenance	12,709,614	933,325	517,338	1,950,551	16,110,828
Real estate taxes	9,184,599	253,904	132,806	1,680,012	11,251,321
Insurance	1,352,622	118,856	19,336	223,002	1,713,816
Property management expenses	6,664,194	0	80,904	375,931	7,121,029
Property management related party	321,348	0	0	0	321,348
Administrative expenses	1,569,853	657,880	0	0	2,227,733
Advisory and trustee services	112,889	0	0	0	112,889
Operating expenses	565,802	0	0	0	565,802
Amortization	549,200	0	0	0	549,200

Total Expenses	$79,150,135	$5,607,122	$1,684,553	$10,009,784	$96,451,594

Non-Operating Income	$1,062,123	$0	$0	$0	$1,062,123
Income before gain/loss on properties and minority interest	$13,865,934	$1,480,624	$181,084	$2,807,532	$18,335,174
Gain on sale of properties	546,927	0	0	0	546,927
Minority interest portion – Other Partnership	(198,564)	0	0	0	(198,564)
Minority Interest portion – Operating Partnership	(3,614,168)	(380,520)	(46,539)	(721,536)	(4,762,763)

Income from continued operations	$10,600,129	$1,100,104	$134,545	$2,085,996	$13,920,774

Discontinued Operations, net	$0	$0	$0	$0	$0

Net Income	$10,600,129	$1,100,104	$134,545	$2,085,996	$13,920,774

Net income per share (basic and diluted)	$0.31	$0.03	$0.00	$0.06	$0.40
Weighted Average Shares	34,931,780	34,931,780	34,931,780	34,931,780	34,931,780

(1)	The pro forma income and expense items reflect estimated operations which was acquired on February 1, 2003.

(2)	IRET-Westlake, Inc., reported as a net number under Discounts, fees and other income, projected to break even.

(3)	The real estate assets acquired by IRET in fiscal year 2003 during the period November 1, 2002, to January 31, 2003, are as follows: Plaza VII Office Building, Boise, ID (acquired January 31, 2003), Westgate Plaza, Boise, ID (acquired January 31, 2003).

(4)	The real estate assets acquired by IRET in fiscal year 2003 during the period form May 1, 2002, to October 31, 2002, are as follows: Three Paramount Plaza Office Building, Bloomington, MN, (acquired May 20, 2002), Bermans, The Leather Experts Corporate Office and Distribution Complex, Brooklyn Park, MN, (acquired June 21, 2002), East Park Apartments, Sioux Falls, SD, (acquired July 15, 2002), Sycamore Village Apartments, Sioux Falls, SD (acquired July 15, 2002), Park Dental, Brooklyn Center, MN (acquired September 17, 2002), Park Nicollet Clinic — Airport — Bloomington, MN (acquired September 17, 2002), Gardenview Medical Condominium, St. Paul, MN (acquired September 17, 2002), Abbott Northwestern Specialty Care Center, Sartell, MN (acquired September 17, 2002), Brenwood Office Complex, Minnetonka, MN (acquired October 1, 2002), Dixon Avenue Industrial Complex, Des Moines, IA (acquired October 1, 2002).